EXHIBIT 32.2
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                             INTERLINE BRANDS, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Interline Brands, Inc. (the "Company") on Form 10-K for the period ended December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William
E. Sanford, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ William E. Sanford
                               ------------------------------------------------
                                             WILLIAM E. SANFORD
                               EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                              AND SECRETARY
                                             MARCH 25, 2004